UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 29, 2012

Stevia Agritech Corp.
(Exact name of Registrant as specified in its charter)

Nevada	333-171486	33-1219445
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
of incorporation)

304, 1020 14th Ave., SW, Calgary, Alberta, Canada, T2R 0N9
(Address of principal executive offices)

855-266-6084
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

SECTION  4- MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01. Changes in Registrant's Certifying Accountant.

(a)          Resignation  of Independent Certifying Accountant

Effective November 29, 2012, John Kinross-Kennedy (the "Former Accountant") resigned as the Company's independent registered public accounting firm.

The reports of the Former Accountant regarding the Company's financial statements for the fiscal years ended September 30, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of the Former Accountant on the Company's  financial statements for the fiscal years ended September 30, 2011 and 2010 contained an explanatory paragraph which noted that there was substantial doubt about the Company's ability to continue as a going concern.

During the fiscal years ended September 30, 2011 and 2010 and through November 29, 2012, the date of resignation, (i) there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(l)(v) of Regulation S-K.

The Company has provided the Former Accountant with a copy of the foregoing disclosures and requested that the Former Accountant furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)          Engagement  of Independent  Certifying Accountant

Effective November 29, 2012, the Board of Directors of the Company engaged Anton & Chia, LLP ("A&C") as its independent registered public accounting  firm to audit the Company's  financial statements for the Company's current fiscal year.

During the Company’s two most recent fiscal years ended September 30, 2011 and 2010, and any subsequent period prior to the engagement of A&C, the Company  (a)  has  not engaged  A&C  as  either  the principal accountant  to  audit the Company's  financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with A&C regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's  financial statements, and no written report or oral advice was provided to the Company by A&C concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(l)(iv)  of Regulation S-K or a reportable event, as that term is described in Item 304(a)(l)(v) of Regulation S-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
16.1	Letter of John Kinross-Kennedy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stevia Agritech Corp.

	By:	/s/ Lester Esguerra Martinez
Lester Esguerra Martinez
Date: December 21, 2012		Chief Executive Officer. President, Chief Financial Officer, Director